EXHIBIT 10c5

                  Schedule identifying substantially identical
                  agreements, among American Brands, Inc. ("American")
                  and The Chase Manhattan Bank (National Association),
                  et al. establishing a trust in favor of each of the following persons, to the Trust Agreement and Amendments thereto constituting Exhibits 10c2, 10c3 and 10c4, respectively, to the Annual Report on Form 10-K of American for the Fiscal Year ended December 31, 1995
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                                      Name
                                      ----

                                 Thomas C. Hays
                                 John T. Ludes
                                 Robert L. Plancher
                                 Robert J. Rukeyser
                                 Steven C. Mendenhall
                                 Dudley L. Bauerlein, Jr.
                                 Charles H. McGill